THIS  AMENDED  AND  RESTATED  COMMON  STOCK  PURCHASE  WARRANT  HAS NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                   ---------------------------------------

                                    a21, Inc.
                              AMENDED AND RESTATED
                          COMMON STOCK PURCHASE WARRANT

Number of shares:   4,000,000
                                       Holder:  CRT  Capital   Group LLC
                                                262 Harbor Drive
                                                Stamford, Connecticut 06902

Expiration Date:    March 31, 2006 (or earlier, as adjusted)

Exercise Price per Share:  $0.25 (or greater, as adjusted)


a21, Inc., a company organized and existing under the laws of the State of Texas (the "Company"), hereby certifies that, for value received, CRT Capital Group LLC, or its registered assigns (the "Warrant Holder"), is entitled, subject to the terms set forth below, to purchase from the Company 4,000,000 shares (the "Warrant Shares") of common stock, $0.001 par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") in exchange for (a) one (1) Warrant and (b) $0.25 per Warrant Share (as adjusted from time to time as provided in Sections 6 and 7), per Warrant Share (the "Exercise Price"), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time upon the earlier to occur of (a) March 31, 2006, and (b) ten (10) days, or twenty (20) days if the Warrant Shares are not then Eligible for Resale, as hereinafter defined, pursuant to a registration statement under the Securities Act of 1933, as amended, declared effective by the Securities and Exchange Commission, after written notice from a21 to the Warrant Holder that the five-day Volume Weighted Average Price ("VWAP"), as hereinafter defined, is greater than or equal to forty cents ($0.40) (the "Expiration Date"), and subject to the following terms and conditions:

      1. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

      2. Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. "Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

      3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of the Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

      4. Registration of Transfers and Exchange of Warrants.

             a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

             b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      5. Exercise of Warrants.

             a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than seven business days after the Date of Exercise as defined herein) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

             b. "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

             c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

      6. Exercise Price.

            a. The  Exercise  Price per Share  shall be  adjusted as provided in
Section 6(i) and (ii), provided the Warrants are exercised and the Exercise Price per Share paid to the Company upon the earlier to occur of (a) March 31,

2006, and (b) ten (10) days, or twenty (20) days if the shares of Common Stock into which the Warrants may be exercised are not then Eligible for Resale pursuant to an effective registration statement declared effective by the Securities and Exchange Commission, after written notice from the Company to the Warrant Holder that the five-day VWAP, as hereinafter defined, is greater than or equal to forty cents ($0.40):

            (i) If the shares Common Stock into which the Warrant may be exercised are Eligible for Resale pursuant to an effective registration statement, then the Exercise Price per Share shall be the greater of (i) twenty-five cents ($0.25), and (ii) eighty percent (80%) of the five-day VWAP; and

            (ii) If the shares of Common Stock into which the Warrants may be exercised are not Eligible for Resale pursuant to an effective registration statement, then the Exercise Price per Share shall be the greater of (i) twenty-five cents ($0.25), and (ii) sixty percent (60%) of the five-day VWAP if the Warrant is exercised and the applicable Exercise Price per Share paid to the Company on or before December 31, 2005, and seventy percent (70%) of the five-day VWAP if the Warrant is exercised and the applicable Exercise Price per Share paid to the Company after December 31, 2005.

            b. For the purposes hereof, "VWAP" means the weighted average selling price of the Common Stock for five consecutive Trading Days, as hereinafter defined, weighted by the number of shares of Common Stock sold at each such price. "Trading Day" shall mean any day on which the shares of Common Stock are traded on their principal trading market. For purposes of this Warrant, Eligible for Resale means that shares of Common Stock may be resold under an effective Registration Statement and that (i) such Registration Statement is not interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission or other governmental agency or court for any reason, (ii) the Company has not notified any holder of its securities or its transfer agent of the occurrence of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, or (iii) no act or omission to act has occurred which would otherwise prohibit or prevent the lawful resale of the Common Stock under such Registration Statement.

      7. Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to further adjustment upon the occurrence of the following events:

            a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

            b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

            c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant under this Section, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

      8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

      9. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

                  If to the Company:

                  a21, Inc.
                  7660 Centurion Parkway
                  Jacksonville, Florida  32256
                  Direct Dial:  904-565-0066
                  Facsimile:  904-565-1620

                  If to the Warrant Holder:

                  To the address in this Warrant or to the address provided to the Company by an Investor.

      10. Miscellaneous.

             a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

             b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

             c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

             d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

             e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

             f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.


      a21, Inc.



      By:
           -------------------------------

      Name:
             -----------------------------

      Title:
              ----------------------------------

--------------------------
Signature Guaranteed

                               FORM OF ASSIGNMENT

               To Be Executed by the Registered Warrant Holder
                           in Order to Assign Warrants

  FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                           ------------------------
                   [please print or type name and address]

_________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ____________________________________ _______________________________ Attorney to
transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:      ____________________
X________________________

Signature Guaranteed

-------------------------

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)


To:  a21, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock ("Common Stock"), $0.001 par value, of a21, Inc. and encloses one warrant and $0.25 (as adjusted) for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.


The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:


____________________________________

____________________________________

(Please print name and address)


____________________________________

____________________________________


(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


____________________________________

____________________________________

(Please print name and address)

Dated:                              Name of Warrant Holder:
        ----------------

                                     (Print)
                                            ----------------------------------

                                      (By:)
                                           -----------------------------------


                                     (Name:)
                                             ---------------------------

                                    (Title:)
                                              --------------------------

                                    Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant

                                       9